Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

	FY03	FY03	FY03	FY03	FY02	FY01
	9 months	3rd Qtr	2nd Qtr	1st Qtr	Full Year	Full Year
	9/1/02 - 5/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02	9/1/01 - 8/31/02	9/1/00 - 8/31/01

Financial Summary
Net Sales	$3,629	$1,470	$1,301	$858	$4,940	$5,333
Net Income (Loss)	256	174	100	(18)	(1,756)	300
Diluted Earnings (Loss) per Share	$0.98	$0.67	$0.38	$(0.07)	$(6.67)	$1.15
Sales by Segment Summary
Total seeds and genomics	$1,647	$615	$655	$377	$1,560	$1,504
Roundup and other glyphosate-based agricultural herbicides	1,096	463	373	260	2,107	2,507
All other agricultural productivity products	886	392	273	221	1,273	1,322

Total agricultural productivity	1,982	855	646	481	3,380	3,829
Total Net Sales	$3,629	$1,470	$1,301	$858	$4,940	$5,333

Reconciliation of Earnings Before Interest and Taxes (EBIT)
Seed and Genomics Segment EBIT	$328	$139	$146	$43	$(302)	$(423)
Agricultural Productivity Segment EBIT	137	137	55	(55)	439	977

Total Company EBIT	465	276	201	(12)	137	554
Net Interest Expense	52	18	19	15	54	67
Income Tax Expense (Benefit)	145	84	70	(9)	17	187

Income (Loss) Before Cumulative Effect of Accounting Change	$268	$174	$112	$(18)	$66	$300

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$551	$(249)	$71	$729	$855	$740
Net Cash Provided (Required) by Investing Activities	(191)	195	(318)	(68)	(274)	(665)

Free Cash Flow *	$360	$(54)	$(247)	$661	$581	$75

*Sum of cash flows from operations and investing activities

Key Financial Data — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

	FY03	FY03	FY03	FY03	FY02	FY01
	9 months	3rd Qtr	2nd Qtr	1st Qtr	Full Year	Full Year
	9/1/02 - 5/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02	9/1/01 - 8/31/02	9/1/00 - 8/31/01

Net Sales by Geography**
North America	$2,306	$984	$840	$482	$3,227	$3,318
Latin America	570	170	190	210	757	1,017
Europe — Africa	546	230	196	120	593	622
Asia — Pacific	207	86	75	46	363	376

Total Company	$3,629	$1,470	$1,301	$858	$4,940	$5,333

Net Trade Receivables by Geography**
United States	$1,676	$1,676	$1,056	$893	$1,350	$1,698
Argentina	272	272	300	290	284	380
Brazil	207	207	219	199	251	293
All Other Countries	713	713	434	396	566	619

Total Company	$2,868	$2,868	$2,009	$1,778	$2,451	$2,990

Gross Profit by Segment Summary
Total seeds and genomics	$980	$363	$396	$221	$753	$684
Roundup and other glyphosate-based agricultural herbicides	362	170	134	58	994	1,304
All other agricultural productivity products	384	193	114	77	498	579

Total agricultural productivity	746	363	248	135	1,492	1,883
Total Gross Profit	$1,726	$726	$644	$356	$2,245	$2,567

Roundup Branded Sales Volume Detail (Millions of Gallons)
United States	19	9	6	4	42	43
Ex-United States	40	17	12	11	66	78

Total branded sales volume	59	26	18	15	108	121

					Percentage Change	Percentage Change
		Calendar Year		Calendar Year	Crop Year	Calendar Year
Roundup Branded Average Net Sales Price Per Gallon	Crop Year 2002	2002	Crop Year 2001	2001	'01-'02	'01-'02

United States	$24	$23	$27	$26	(11%)	(12%)
Ex-United States	$13	$12	$13	$13	0%	(8%)

**Attributed to relevant Monsanto legal entities. For example, a sale from the United States to a customer in Latin America is reported as a U.S. export sale.

Income Statements — Crop Year Basis
Dollars in millions, except per share amounts
Unaudited

	FY03	FY03	FY03	FY03	FY03	FY02	FY01
	9 months	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	Full Year
	9/1/02 - 5/31/03	6/1/03 - 8/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02	9/1/01 - 8/31/02	9/1/00 - 8/31/01

Net Sales	$3,629	$—	$1,470	$1,301	$858	$4,940	$5,333
Cost of Goods Sold	1,903	—	744	657	502	2,695	2,766

Gross Profit	1,726	—	726	644	356	2,245	2,567
Operating Expenses:
Selling, General and Administrative Expenses	764	—	301	244	219	1,057	1,166
Bad-Debt Expense	39	—	5	13	21	185	12
Research and Development Expenses	379	—	123	135	121	546	560
Amortization and Adjustments of Goodwill	—	—	—	—	—	41	125
Restructuring Charges — Net	39	—	—	31	8	132	111

Total Operating Expenses	1,221	—	429	423	369	1,961	1,974
Income (Loss) from Operations	505	—	297	221	(13)	284	593
Interest Expense — Net	52	—	18	19	15	54	67
Other Expense (Income) — Net	40	—	21	20	(1)	147	39

Income (Loss) Before Taxes and Cumulative Effect of Acct Change	413	—	258	182	(27)	83	487
Income Tax Expense (Benefit)	145	—	84	70	(9)	17	187

Income (Loss) Before Cumulative Effect of Accounting Change	268	—	174	112	(18)	66	300

Cumulative Effect of Accounting Change — Net of Tax	(12)	—	—	(12)	—	(1,822)	—
Net Income (Loss)	$256	$—	$174	$100	$(18)	$(1,756)	$300

Earnings Before Interest and Taxes (EBIT)*	$465	$—	$276	$201	$(12)	$137	$554
EPS — Basic (Net Income (Loss) before Accounting Change)	$1.03	$—	$0.67	$0.43	$(0.07)	$0.25	$1.16
EPS — Basic (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—	$(7.02)	$—
EPS — Basic (Net Income (Loss))	$0.98	$—	$0.67	$0.38	$(0.07)	$(6.77)	$1.16
EPS — Diluted (Net Income (Loss) before Accounting Change)	$1.03	$—	$0.67	$0.43	$(0.07)	$0.25	$1.15
EPS — Diluted (Cumulative Effect of Accounting Change — Net of tax)	$(0.05)	$—	$—	$(0.05)	$—	$(6.92)	$—
EPS — Diluted (Net Income (Loss))	$0.98	$—	$0.67	$0.38	$(0.07)	$(6.67)	$1.15
Shares Outstanding:
Basic Shares	261.4	—	261.4	261.4	261.4	259.6	258.1
Diluted Shares	261.5	—	261.7	261.4	261.4	263.3	262.2

*     A reconciliation of earnings before interest and taxes (EBIT) is provided in the Key Financial Data worksheet.

Items Included in Reported Earnings
Dollars in millions, except per share amounts
Unaudited

	FY03	FY03	FY03	FY03	FY02	FY01
	9 months	3rd Qtr	2nd Qtr	1st Qtr	Full Year	Full Year
	9/1/02 - 5/31/03	3/1/03 - 5/31/03	12/1/02 - 2/28/03	9/1/02 - 11/30/02	9/1/01 - 8/31/02	9/1/00 - 8/31/01

Items Included in Reported Earnings PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$(1,984)	$—
Adoption of FAS 143 (asset retirement obligations)	(19)	0	(19)	0	0	0
Argentine bad-debt reserve	0	0	0	0	(154)	0
Japan asset sale	0	0	0	0	32	0
Net restructuring charges	(49)	0	(35)	(14)	(218)	(170)
Items Included in Reported Earnings AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$(1,822)	$—
Adoption of FAS 143 (asset retirement obligations)	(12)	0	(12)	0	0	0
Argentine bad-debt reserve	0	0	0	0	(100)	0
Japan asset sale	0	0	0	0	21	0
Net restructuring charges	(31)	0	(22)	(9)	(142)	(115)
Items Included in Reported Earnings (Per Diluted Share Basis) PRETAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$(7.53)	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.07)	$—	$(0.07)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$(0.59)	$—
Japan asset sale	$—	$—	$—	$—	$0.12	$—
Net restructuring charges	$(0.19)	$—	$(0.13)	$(0.06)	$(0.83)	$(0.65)
Items Included in Reported Earnings (Per Diluted Share Basis) AFTERTAX
Adoption of FAS 142 (goodwill impairment)	$—	$—	$—	$—	$(6.92)	$—
Adoption of FAS 143 (asset retirement obligations)	$(0.05)	$—	$(0.05)	$—	$—	$—
Argentine bad-debt reserve	$—	$—	$—	$—	$(0.38)	$—
Japan asset sale	$—	$—	$—	$—	$0.08	$—
Net restructuring charges	$(0.12)	$—	$(0.08)	$(0.04)	$(0.54)	$(0.44)

Balance Sheets — Crop Year Basis
(Full Year for FY02 & FY03 / Quarterly for FY03)
Dollars in millions
Unaudited

				FY02	FY01
	FY03	FY03	FY03	Full Year	Full Year
	05/31/03	02/28/03	11/30/02	08/31/02	08/31/01

Assets
Current Assets:
Cash and Cash Equivalents	$128	$87	$329	$137	$267
Short-Term Investments	—	250	1	1	11
Trade Receivables — Net of allowances	2,868	2,009	1,778	2,451	2,990
Inventories	1,365	1,369	1,374	1,284	1,325
Other Current Assets	717	769	636	683	786

Total Current Assets	5,078	4,484	4,118	4,556	5,379
Property, Plant and Equipment — Net	2,328	2,312	2,348	2,416	2,596
Goodwill — Net	782	759	748	755	2,728
Other Intangible Assets — Net	602	623	650	672	698
Other Assets	788	723	724	752	543
Total Assets	$9,578	$8,901	$8,588	$9,151	$11,944

Liabilities and Shareowners’ Equity
Current Liabilities:
Short-Term Debt	$551	$663	$548	$771	$1,246
Accounts Payable	313	295	315	291	304
Accrued Liabilities	1,073	883	709	648	1,123
Short Term Debt — Pharmacia	—	—	—	—	365

Total Current Liabilities	1,937	1,841	1,572	1,710	3,038
Long-Term Debt	1,110	848	920	1,148	941
Postretirement and Other Liabilities	1,091	1,075	1,000	1,035	721
Shareholders’ Equity	5,440	5,137	5,096	5,258	7,244

Total Liabilities and Shareowners’ Equity	$9,578	$8,901	$8,588	$9,151	$11,944

Debt-to-Capital Ratio	23%	23%	22%	27%	26%

Cash Flow Statements — Crop Year Basis
Dollars in millions, Year Ended August 31
Unaudited

	FY03	FY03	FY03	FY03	FY02	FY01
	9 Months	3rd Qtr	2nd Qtr	1st Qtr	Full Year	Full Year
	05/31/03	05/31/03	02/28/03	11/30/02	08/31/02	08/31/01

Operating Activities:
Net Income (Loss)	$256	$174	$100	$(18)	$(1,756)	$300
Adjustments to reconcile cash provided (required) by operations:
Items that did not require (provide) cash:
Pretax cumulative effect of change in accounting principle	19	—	19	—	1,984	—
Depreciation and amortization	337	113	115	109	490	539
Bad-debt expense	39	5	14	20	185	12
Noncash restructuring	(21)	—	10	(31)	155	59
Deferred income taxes	(58)	(8)	(35)	(15)	(170)	9
Gain on disposal of investments and property — net	(7)	—	(8)	1	(62)	—
Equity affiliate expense — net	31	10	11	10	45	41
Write-off of retired assets	18	1	14	3	11	10
Changes in assets and liabilities that provided (required) cash:
Trade receivables	(238)	(929)	(19)	710	401	(136)
Inventories	(25)	63	19	(107)	(7)	(137)
Accounts payable and accrued liabilities	163	294	(130)	(1)	(398)	(82)
Related-party transactions	11	5	(5)	11	(90)	152
Tax benefit on employee stock options	—	—	—	—	11	—
Deferred revenue on supply agreements	11	3	2	6	48	—
Net investment hedge proceeds (loss)	8	(13)	2	19	—	—
Other Items	7	33	(38)	12	8	(27)

Net Cash Provided (Required) by Operations	551	(249)	71	729	855	740
Cash Flows Provided (Required) by Investing Activities:
Acquisitions and investments	(301)	(20)	(266)	(15)	(98)	(93)
Property, plant and equipment purchases	(151)	(36)	(61)	(54)	(257)	(409)
Investment and property disposal proceeds	260	251	9	—	70	3
Loans with related party	1	—	—	1	11	(166)

Net Cash Provided (Required) by Investing Activities	(191)	195	(318)	(68)	(274)	(665)
Cash Flows Provided (Required) by Financing Activities:
Net change in short-term financing	(459)	(90)	56	(425)	(1,017)	(874)
Loans from related party	—	—	—	—	(365)	353
Long-term debt proceeds	265	251	2	12	850	43
Long-term debt reductions	(68)	(32)	(17)	(19)	(102)	(99)
Debt issuance costs	(2)	(2)	—	—	(10)	—
Payments on other financing	(11)	(1)	(5)	(5)	(5)	—
Stock option exercises	—	—	—	—	63	—
Dividend payments	(94)	(31)	(31)	(32)	(125)	(85)
Issuance of stock	—	—	—	—	—	723
Net transactions with Pharmacia	—	—	—	—	—	62

Net Cash Provided (Required) by Financing Activities	(369)	95	5	(469)	(711)	123
Net Increase (Decrease) in Cash and Cash Equivalents	(9)	41	(242)	192	(130)	198
Cash and Cash Equivalents at Beginning of Period	137	87	329	137	267	69

Cash and Cash Equivalents at End of Period	$128	$128	$87	$329	$137	$267

Reconciliation of Free Cash Flow
Net Cash Provided (Required) by Operations	$551	$(249)	$71	$729	$855	$740
Net Cash Provided (Required) by Investing Activities	(191)	195	(318)	(68)	(274)	(665)

Free Cash Flow *	$360	$(54)	$(247)	$661	$581	$75

*     Sum of cash flows from operations and investing activities

1996 - 2002 Monsanto Biotechnology Trait Acreage — Crop Year Basis

Biotechnology Trait Acreage (in millions of acres)	2002	2001	2000	1999	1998	1997	1996

U.S. Roundup Ready soybean trait	60.0	54.8	45.0	40.5	29.1	7.9	1.2
Argentine Roundup Ready soybean trait	27.1	22.7	17.0	13.6	4.0	0.5	—
Roundup Ready soybean trait — other	1.0	0.6	0.6	0.4	—	—	—
Total Monsanto soybean trait	88.1	78.1	62.6	54.5	33.1	8.4	1.2
U.S. Roundup Ready corn trait	5.6	3.4	2.6	2.1	0.9	—	—
Roundup Ready corn trait — other	0.2	0.2	0.1	—	—	—	—
U.S. YieldGard corn borer traits	18.2	14.3	14.6	15.4	11.4	2.3	—
YieldGard corn borer traits — other	2.5	2.0	1.1	0.6		—	—
U.S. YieldGard rootworm corn trait	—	—	—	—	—	—	—
U.S. MON “stacked” corn traits*	2.2	1.2	0.1	—	—	—	—
MON “stacked” corn traits — other*	0.1	—	—	—	—	—	—
Total Monsanto corn traits	28.8	21.1	18.5	18.1	12.3	2.3	—
U.S. Roundup Ready cotton trait	5.2	5.1	4.6	3.8	2.1	0.6	—
Roundup Ready cotton trait — other	0.1	—	—	—	—	—	—
Chinese Bollgard cotton trait	1.9	2.3	0.3	0.3	0.2	—	—
U.S. Bollgard I and II cotton traits	0.4	0.5	1.0	2.0	2.0	2.0	1.8
Bollgard I and II cotton traits — other	0.5	0.7	0.5	0.2	0.2	0.1	0.0
U.S. MON “stacked” cotton traits*	4.8	5.6	4.0	2.4	0.7	0.1	—
MON “stacked” cotton traits — other*	0.1	—	—	—	—	—	—
Total Monsanto cotton traits	13.0	14.2	10.4	8.7	5.2	2.8	1.8
U.S. Roundup Ready canola trait	0.9	0.9	0.7	0.2	—	—	—
Canadian Roundup Ready canola trait	4.0	4.0	4.3	4.9	2.8	0.5	—
Total Monsanto canola traits	4.9	4.9	5.0	5.1	2.8	0.5	-
TOTAL MONSANTO TRAIT ACRES **	134.8	118.3	96.5	86.4	53.4	14.0	3.0

*	“Stacked” trait categories reflect crops that contain two Monsanto technologies (both insect-protected and herbicide-tolerance).
**	Source: Monsanto estimates

1996 - 2003 Monsanto Biotechnology U.S. Trait Acreage — Crop Year Basis

Monsanto Biotechnology Trait Acreage
(in millions of U.S. acres)	2003F	2002	2001	2000	1999	1998	1997	1996

Roundup Ready soybean trait	62.0	60.0	54.8	45.0	40.5	29.1	7.9	1.2
Total U.S. MON soybean trait	62.0	60.0	54.8	45.0	40.5	29.1	7.9	1.2
Roundup Ready corn trait	6.5	5.6	3.4	2.6	2.1	0.9	—	—
YieldGard corn borer traits	19.7	18.2	14.3	14.6	15.4	11.4	2.3	—
YieldGard rootworm corn trait	0.4	—	—	—	—	—	—	—
MON “stacked” corn traits*	5.1	2.2	1.2	0.1	—	—	—	—
Total U.S. MON corn traits	31.7	26.0	18.9	17.3	17.5	12.3	2.3	—
Roundup Ready cotton trait	4.5	5.2	5.1	4.6	3.8	2.1	0.6	—
Bollgard I and II cotton traits	0.3	0.4	0.5	1.0	2.0	2.0	2.0	1.8
MON “stacked” cotton traits*	5.4	4.8	5.6	4.0	2.4	0.7	0.1	—
Total U.S. MON cotton traits	10.2	10.4	11.2	9.6	8.2	4.8	2.7	1.8
Roundup Ready canola trait	0.9	0.9	0.9	0.7	0.2	—	—	—
Total U.S. MON canola traits	0.9	0.9	0.9	0.7	0.2	—	—	—
TOTAL U.S. MONSANTO TRAIT ACRES **	104.8	97.3	85.8	72.6	66.4	46.2	12.9	3.0

*	“Stacked” trait categories reflect crops that contain two Monsanto technologies (both insect-protected and herbicide-tolerance).
**	Source: Monsanto estimates